Exhibit 4.1

                                                                  EXECUTION COPY




                               VAIL RESORTS, INC.

                     GUARANTORS (named in Schedule I hereto)
                                   ----------

                                  $160,000,000

                    8 3/4% Senior Subordinated Notes due 2009

                               PURCHASE AGREEMENT

                                November 16, 2001

                         DEUTSCHE BANC ALEX. BROWN INC.


                         BANC OF AMERICA SECURITIES LLC


                            BEAR, STEARNS & CO. INC.


                            CIBC WORLD MARKETS CORP.


                             FLEET SECURITIES, INC.



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                               VAIL RESORTS, INC.

                                  $160,000,000

                    8 3/4% Senior Subordinated Notes due 2009

                               PURCHASE AGREEMENT

                                                               November 16, 2001
                                                              New York, New York

DEUTSCHE BANC ALEX. BROWN INC.
BANC OF AMERICA SECURITIES LLC
BEAR, STEARNS & CO. INC.
CIBC WORLD MARKETS CORP
FLEET SECURITIES, INC.
         c/o Deutsche Banc Alex. Brown Inc.
         31 West 52nd Street
         New York, New York  10019

Ladies & Gentlemen:

     Vail Resorts, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Deutsche Banc Alex. Brown Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., CIBC World Markets Corp. and Fleet Securities, Inc. (each, an "Initial Purchaser" and, collectively, the "Initial Purchasers") $160,000,000 in aggregate principal amount of 8 3/4% Senior Subordinated Notes due 2009 (the "Restricted Notes"), subject to the terms and conditions set forth herein. The Restricted Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined), among the Company, the Guarantors (as defined) and The Bank of New York, as trustee (the "Trustee"). The Notes (as defined) will be fully and unconditionally guaranteed (the "Guarantees") as to payment of principal, interest, premium and liquidated damages, if any, on an unsecured senior subordinated basis, jointly and severally by each entity listed on Schedule I hereto (collectively, the "Guarantors"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

     1. Issuance of Securities. The Company proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $160,000,000 in principal amount of Restricted Notes. The Restricted Notes and the Exchange Notes (as defined) issuable in exchange therefor are collectively referred to herein as the "Notes."

     Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Restricted Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:



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                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S.
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (a) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (b) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (a) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (b) INSIDE THE UNITED STATES TO A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (c) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY), (d) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (e) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (f) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     2. Offering. The Restricted Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The



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Company has prepared an offering memorandum, dated November 16, 2001 (the
"Offering Memorandum"), relating to the Company and its subsidiaries and the Restricted Notes.

     The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Restricted Notes on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs") and (ii) non-U.S. persons outside the United States in reliance upon Regulation S ("Regulation S") under the Act (each, a "Reg S Investor"). The QIBs and the Reg S Investors are collectively referred to herein as the "Eligible Purchasers." The Initial Purchaser will offer the Restricted Notes to such Eligible Purchasers initially at a price equal to that set forth on the cover of the Offering Memorandum. Such price may be changed by the Initial Purchasers at any time without notice.

     Holders (including subsequent transferees) of the Restricted Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement"), to be dated the Closing Date (as defined), for so long as such Restricted Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 8 3/4% Senior Subordinated Notes due 2009 (the "Exchange Notes") and Guarantees thereof to be offered in exchange for the Restricted Notes and Guarantees thereof (the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Restricted Notes, and to use their commercially reasonable best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer. This Agreement, the Notes, the Guarantees, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

     (a) Purchase, Sale and Delivery. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company the principal amounts of Restricted Notes set forth opposite the name of such Initial Purchaser on Schedule II hereto. The purchase price for the Restricted Notes will be $929.04 per $1,000 principal amount Restricted Note.

     (b) Delivery of the Restricted Notes shall be made, against payment of the purchase price therefor, at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on November 21, 2001 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "Closing Date."



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     (c) On the Closing Date, one or more Restricted Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate principal amount of the Restricted Notes (the "Global Note") sold pursuant to Exempt Resales to Eligible Purchasers shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of same day funds, to an account designated by the Company, provided that the Company shall give at least two business days' prior notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

     3. Agreements of the Company and the Guarantors. Each of the Company and the Guarantors covenants and agrees with the Initial Purchasers as follows:

     (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes or the related Guarantees for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and
(ii) of the happening of any event that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company and the Guarantors shall use their commercially reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes or the related Guarantees under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Notes or the related Guarantees under any state securities or Blue Sky laws, the Company and the Guarantors shall use their commercially reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Offering Memorandum, including all documents incorporated therein by reference, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company and the Guarantors consent to the use of the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

     (c) Not to amend or supplement the Offering Memorandum during such period as in the opinion of counsel for the Initial Purchasers the Offering Memorandum is required by law to be delivered in connection with Exempt Resales and in connection with market-making activities of the Initial Purchasers for so long as any Restricted Notes are outstanding unless the Initial Purchasers shall previously have been advised thereof and shall not have objected thereto within a reasonable time after being furnished a copy thereof. The Company and the Guarantors shall promptly prepare, upon the Initial Purchasers' request, any amendment or supplement to the



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Offering Memorandum that may be necessary or advisable in connection with such
Exempt Resales or such market making activities.

     (d) If, during the period referred to in Section 4(c) above, any event shall occur as a result of which, in the judgment of the Company and the Guarantors or in the reasonable opinion of counsel for the Company and the Guarantors or counsel for the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Offering Memorandum to comply with applicable law, (i) to notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to the Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law.

     (e) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Restricted Notes and the Guarantees thereof under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

     (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company and the Guarantors hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Offering Memorandum (including but not limited to, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all agreements, correspondence and all other documents prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery of the Restricted Notes and the Guarantees endorsed thereon to the Initial Purchasers, (iv) the qualification or registration of the Notes and the related Guarantees for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto), (v) furnishing such copies of the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's and the Guarantors' counsel and accountants, (viii) all fees and expenses (including fees and expenses of counsel) of the Company and the Guarantors in connection with the approval of the Notes by DTC for "book-entry" transfer, (ix) rating the Notes by rating agencies, (x) the reasonable fees and expenses of the Trustee and its counsel, (xi) the performance by the Company and the



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Guarantors of their other obligations under this Agreement and the other
Operative Documents and (xii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Notes.

     (g) To use the proceeds from the sale of the Restricted Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

     (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

     (i) To use their respective commercially reasonable best efforts to do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and use their respective commercially reasonable best efforts to satisfy all conditions precedent on their part to the delivery of the Restricted Notes.

     (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Restricted Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Restricted Notes or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

     (k) For so long as any of the Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder or beneficial owner of Restricted Notes in connection with any sale thereof and any prospective purchaser of such Restricted Notes from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

     (l) To cause the Exchange Offer to be made in the appropriate form to permit registered Exchange Notes and the Guarantees thereof to be offered in exchange for the Restricted Notes and the Guarantees thereof and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

     (m) To comply with the Registration Rights Agreement and the representation letters to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

     (n) To effect the inclusion of the Notes in PORTAL and to obtain approval of the Restricted Notes by DTC for "book-entry" transfer.

     (o) During a period of two years following the Closing Date, to deliver without charge to the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company and the Guarantors shall mail or otherwise make available to their securityholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or any of its subsidiaries.



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     (p) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing or incorporated in the Offering Memorandum.

     (q) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes. Except as permitted by the Act, neither the Company nor any Guarantor will distribute any (i) preliminary offering memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum, or
(iii) other offering material in connection with the offering and sale of the Notes.

     4. Representations and Warranties.

     (a) The Company and the Guarantors, jointly and severally, represent and warrant to the Initial Purchasers that:

          (i) The Offering Memorandum as of its date and as of the Closing Date does not and will not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company and the Guarantors in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          (ii) (A) The documents incorporated by reference in the Offering Memorandum, when they were filed with the Commission, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) the documents incorporated by reference in the Offering Memorandum when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act; and (C) any further documents so filed and incorporated by reference in the Offering Memorandum or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act.

          (iii) The accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants as required by the Act. The historical consolidated financial statements, together with related schedules and notes thereto, comply as to form in all material



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     respects with the requirements applicable to registration statements on
     Form S-1 under the Act and present fairly in all material respects the consolidated financial position and results of operations of the Company and its subsidiaries at the dates and for the periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The pro forma financial statements included in the Offering Memorandum fairly present the information purported to be shown therein at the respective dates thereof and for all respective periods covered thereby and all adjustments have been properly applied.

          (iv) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, there has not been any material adverse change in the business, properties, operations, condition (financial or other) or results of operations of the Company and the subsidiaries (as defined below) taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet of the Company included in the Offering Memorandum, and except as described in the Offering Memorandum, (A) neither the Company nor any subsidiary (1) has incurred or undertaken any liabilities or obligations, direct or contingent, that are, individually or in the aggregate, material to the Company and the subsidiaries taken as a whole, or (2) entered into any transaction not in the ordinary course of business that is material to the Company and the subsidiaries taken as a whole; and
     (B) the Company has not declared or paid any dividend on or made any distribution of or with respect to any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its or its subsidiaries' capital stock. As used in this Agreement, the term "subsidiary" means any corporation, partnership, joint venture, association, company, business trust or other entity in which the Company directly or indirectly (x) beneficially owns or controls at least 50% of the outstanding voting securities having by the terms thereof ordinary voting power to elect a majority of the board of directors (or other body fulfilling a substantially similar function) of such entity (irrespective of whether or not at the time any class or classes of such voting securities shall have or might have voting power by reason of the happening of any contingency) or (y) has the authority or ability to control the policies of such entity (including, but without limitation, any partnership of which the Company or a subsidiary is a general partner or owns or has the right to obtain a majority of limited partnership interests and any joint venture in which the Company or a subsidiary has liability similar to the liability of a general partner of a partnership or owns or has the right to obtain at least 50% of the joint venture interests); provided, however, that for the purposes of any representations and warranties made in this Section 5, the term "subsidiaries" shall include Keystone/Intrawest LLC, Slifer, Smith & Frampton/Vail Associates Real Estate, L.L.C., SSI Venture, LLC and Resort Technology Partners, LLC only to the extent of the Company's actual knowledge (the Company hereby representing to the Initial Purchasers that the Company does not manage the day to day operations of any of such subsidiaries); and provided further, that, for the purposes of any representations and warranties made in this Section 5, except for Section 5(a)(i) and (ii), the term "subsidiaries" shall exclude



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     Avon Partners II, Limited Liability Company; Clinton Ditch & Reservoir
     Company; BC Housing, LLC; Eagle Park Reservoir Company; Boulder/Beaver, LLC; Eclipse Television and Sports Marketing LLC; Breckenridge Terrace, LLC; and Tenderfoot Seasonal Housing, LLC.

          (v) When the Restricted Notes and the Guarantees thereof are issued and delivered pursuant to this Agreement, no Restricted Note or Guarantee thereof will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or any Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (vi) Each of the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party. This Agreement has been duly and validly authorized, executed and delivered by the Company and each Guarantor and (assuming the due authorization, execution and delivery by the Initial Purchasers) is a legal and binding obligation of the Company and each Guarantor, enforceable against each of them in accordance with its terms, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy).

          (vii) The Indenture has been duly and validly authorized by the Company and each Guarantor and, when duly executed and delivered by the Company and each Guarantor (assuming the due authorization, execution and delivery by the Trustee), will be a legal and binding agreement of the Company and each Guarantor, enforceable against each of them in accordance with its terms, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Offering Memorandum contains a summary of the material terms of the Indenture, which is accurate in all material respects.

          (viii) The Registration Rights Agreement has been duly and validly authorized by the Company and each Guarantor and, when duly executed and delivered by the Company and each Guarantor (assuming due authorization, execution and delivery by the Initial Purchasers), will be a legal and binding obligation of the Company and each Guarantor, enforceable against each of them in accordance with its terms, subject to (A) applicable


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     bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy). The Offering Memorandum contains a summary of the material terms of the Registration Rights Agreement, which is accurate in all material respects.

          (ix) The Restricted Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy). The Offering Memorandum contains a summary of the material terms of the Notes, which is accurate in all material respects.

          (x) The Guarantees of the Restricted Notes have been duly and validly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Restricted Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws now and hereafter in effect relating to creditors rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy). The Offering Memorandum contains a summary of the material terms of the Guarantees, which is accurate in all material respects.

          (xi) The Exchange Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws now and hereafter in effect relating to creditors rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy).

          (xii) The Guarantees of the Exchange Notes have been duly and validly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Exchange Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws now and hereafter in effect relating to creditors rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy).

          (xiii) The execution, delivery or performance by the Company or any Guarantor of this Agreement or any of the other Operative Documents to which it is a party will not (1) conflict with or result in a breach of any of the terms and provisions of, or constitute a default under (or an event that with notice or lapse of time, or both, would constitute a default under) or require approval or consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to the terms of any agreement, contract, indenture, mortgage, lease, license, arrangement or understanding to which the Company or a subsidiary is a party, or to which any of their properties is subject, that is material to the Company and the subsidiaries taken as a whole (hereafter, collectively, "Material Contracts"), or any governmental franchise, license or permit heretofore issued to the Company or any subsidiary that is material to the Company and the subsidiaries taken as a whole (hereafter, collectively, "Material Permits"), (2) violate or conflict with any provision of the certificate of incorporation, by-laws or similar governing instruments of the Company or any subsidiary listed on
     Schedule III hereto (the "Material Subsidiaries") or (3) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any Material Subsidiary or any of its respective properties or assets, except for those violations or conflicts, that, individually or in the aggregate, could not reasonably be expected to have, a material adverse effect on the Company and its subsidiaries, taken as a whole (hereinafter referred to as a "Material Adverse Effect").

          (xiv) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any subsidiary or any of its respective properties or assets is required for (A) the execution, delivery and performance by each of the Company and the Guarantors of this Agreement or any of the other Operative Documents to which it is a party or (B) the issuance and sale of the Notes, the issuance of the Guarantees and the transactions contemplated hereby and thereby, except such as have been or will be obtained and made on or prior to the Closing Date (or, in the case of the

     Registration Rights Agreement, will be obtained and made under the Act, the Trust Indenture Act, and state securities or Blue Sky laws and regulations).

          (xv) All of the currently outstanding shares of capital stock of the Company, and all of the outstanding shares of capital stock (or similar interests) owned directly or indirectly by the Company of each of the subsidiaries of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. The Company has, as of the date hereof, and will have, as of the Closing Date an authorized and outstanding capitalization as set forth in the Offering Memorandum, both on an historical basis and as adjusted to give effect to the offering of the Notes. The Company owns directly or indirectly such percentage of the outstanding capital stock (or similar interests) of each of its subsidiaries as is set forth opposite the name of such subsidiary in
     Schedule IV hereto, free and clear of all claims, liens, security interests, pledges, charges, encumbrances, stockholders agreements and voting trusts, subject to such exceptions as would not have a Material Adverse Effect.

          (xvi) The Company has no subsidiaries other than those listed in
     Schedule IV hereto. Each of the Company and the Material Subsidiaries has been duly organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be. Each of the Company and the Material Subsidiaries is duly qualified and in good standing as a foreign corporation or other entity in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing that will not have a Material Adverse Effect. Each of the Company and the Material Subsidiaries has all requisite corporate, or other, power and authority, and all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Offering Memorandum (except for those the absence of which would not have a Material Adverse Effect). Neither the Company nor any of the Material Subsidiaries has received any notice of proceedings relating to revocation or modification of any such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits.

          (xvii) Neither the Company nor any subsidiary is in violation or breach of, or in default under (nor has an event occurred that with notice, lapse of time or both, would constitute a default under) any Material Contract, and each Material Contract is in full force and effect, and is the legal, valid, and binding obligation of the Company or such subsidiary, as the case may be, and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to the Company or such subsidiary, as the case may be, in accordance with its terms, subject to such exceptions which, individually or in the aggregate, do not have and are not reasonably likely to have a Material Adverse Effect. Neither the Company nor any

     Material Subsidiary is in violation of its certificate of incorporation, by-laws or similar governing instrument.

          (xviii) There is no litigation, arbitration, claim, governmental or other proceeding or investigation pending or, to the best knowledge of the Company, threatened in writing with respect to the Company or any Material Subsidiary, or any of its respective operations, businesses, properties or assets, except as described in the Offering Memorandum, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Material Subsidiary is, or, to the best knowledge of the Company, with the giving of notice or lapse of time or both would be, in violation of or non-compliance with the requirements of any Material Permit or the provisions of any law, rule, regulation, order, judgment or decree, including, but without limitation thereto, all applicable federal, state and local laws and regulations relating to (A) zoning, land use, protection of the environment, human health and safety or hazardous or toxic substances, wastes, pollutants or contaminants and (B) employee or occupational safety, discrimination in hiring, promotion or pay of employees, employee hours and wages or employee benefits, except for such violations or failures of compliance that, individually or in the aggregate, would not have a Material Adverse Effect.

          (xix) Except as described in the Offering Memorandum, the Company and each Material Subsidiary have (A) good and marketable title to all real and personal properties owned by them, free and clear of all liens, security interests, pledges, charges, encumbrances, and mortgages, and (B) valid, subsisting and enforceable leases for all real and personal properties leased by them, in each case, subject to such exceptions as, individually or in the aggregate, do not have and are not reasonably likely to have a Material Adverse Effect. Except as disclosed in the Offering Memorandum, no real property owned, leased, licensed or used by the Company or by a Material Subsidiary lies in an area that is, or to the best knowledge of the Company will be, subject to zoning, use, or building code restrictions that would prohibit or prevent the continued effective ownership, leasing, licensing, or use of such real property in the business of the Company or such Material Subsidiary as presently conducted or as the Offering Memorandum indicates is contemplated to be conducted, subject to such exceptions which, individually or in the aggregate, do not have and are not reasonably likely to have a Material Adverse Effect.

          (xx) The Company, directly or through one or more of the subsidiaries, owns or possesses all patents, patent rights, licenses, inventions, copyrights, trademarks, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), service marks and trade names (collectively, "Intellectual Property") necessary to conduct its business as now conducted and proposed to be conducted as disclosed in the Offering Memorandum, except where the failure to own or possess such Intellectual Property, individually or in the aggregate, would not have a Material Adverse Effect. Neither the Company nor any subsidiary has received notice of infringement of or conflict with the asserted rights of others with respect to any Intellectual Property, except for those which would not have a

     Material Adverse Effect. To the best actual knowledge of the Company's senior management (no duty of inquiry being implied), there is no infringement by others of any Intellectual Property of the Company or any subsidiary that has had or may in the future have a Material Adverse Effect. The Company or a predecessor has registered, and the Company or a subsidiary owns the rights to all registrations of the rights to the trademark and related logo for each of "Vail" and "Beaver Creek" in all jurisdictions in which the failure to so register or to so own such rights to such registrations would, individually or in the aggregate, have a Material Adverse Effect.

          (xxi) To the Company's best knowledge, neither the Company nor any subsidiary, nor any director, officer or employee of the Company or any subsidiary has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity, made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

          (xxii) There are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution by the Company or any of the Guarantors of this Agreement or any other Operative Document to which it is a party or the consummation by the Company or any of the Guarantors of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any of its subsidiaries register under the Act or analogous foreign laws and regulations securities held by them other than pursuant to the Registration Right Agreement.

          (xxiii) None of the Company or any of its subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (xxiv) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and its subsidiaries and any other person that would give rise to a valid claim against the Company or any of its subsidiaries or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

          (xxv) Other than as disclosed in the Offering Memorandum, no labor dispute with the employees of the Company or any subsidiary exists or, to the best knowledge of the Company, is imminent that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

          (xxvi) (A) All United States Federal income tax returns of the Company and each subsidiary required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed that are due and payable have been paid, except assessments against which appeals have been or will be promptly taken and (B) the Company and the subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to the applicable laws of all other jurisdictions, except, as to each of the foregoing clauses (A) and (B), insofar as the failure to file such returns, individually or in the aggregate, would not have a Material Adverse Effect, and the Company and the subsidiaries have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Company or any subsidiary, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with US GAAP. The charges, accruals and reserves on the consolidated books of the Company in respect of any tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not have a Material Adverse Effect.

          (xxvii) The Company and each subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the subsidiaries are engaged.

          (xxviii) Except as disclosed in, or incorporated by reference into, the Offering Memorandum, there are no business relationships or related party transactions of the nature described in Item 404 of Regulation S-K of the Commission involving the Company or any other persons referred to in such Item 404, except for such transactions that would be considered immaterial under such Item 404.

          (xxix) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes or the Guarantees or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or the Guarantees or prevents or suspends the sale of the Notes or the Guarantees in any jurisdiction referred to in Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

          (xxx) No registration under the Act of the Restricted Notes or the Guarantees thereof is required for the sale of the Restricted Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (A) that the purchasers who buy the Restricted Notes in the Exempt Resales are Eligible Purchasers and (B) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Restricted Notes to the Initial Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company or any of the Guarantors or any of their representatives (other than the Initial Purchasers, as to which the Company and the Guarantors make no representation or warranty) in connection with the offer and sale of any of the Restricted Notes or the Guarantees thereof or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by the Company or any of its subsidiaries within the six-month period immediately prior to the date hereof.

          (xxxi) The execution and delivery of this Agreement and the other Operative Documents and the sale of the Restricted Notes to be purchased by Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. The representation made by the Company and the Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by Eligible Purchasers as set forth in the Offering Memorandum under the caption "Transfer Restrictions."

          (xxxii) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Company and the Guarantors believe to be reliable and accurate in all material respects.

          (xxxiii) The Offering Memorandum, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

          (xxxiv) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

          (xxxv) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System.

          (xxxvi) Neither the Company nor any Guarantor intends to, nor believes that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company and each Guarantor exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of the Company and each Guarantor does not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Upon the issuance of the Notes and the Guarantees, the present fair saleable value of the assets of the Company and each Guarantor will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. Upon the issuance of the Notes and the Guarantees, the assets of the Company and each Guarantor will not constitute unreasonably small capital to carry out its business as now conducted.

          (xxxvii) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor, as the case may be, to the Initial Purchasers as to the matters covered thereby.

          (xxxviii)Each of the Company and the Guarantors acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

          (xxxix) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Restricted Notes.

          (xl) The Restricted Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (xli) The sale of the Restricted Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (xlii) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Restricted Notes outside the United States and, in connection therewith, the Offering Memorandum contains the disclosure required by Rule 902(g)(2).

          (xliii) Each of the Company and the Guarantors is a "reporting issuer," as defined in Rule 902 under the Act.

     (b) Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Company and the Guarantors and agrees that:

          (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Restricted Notes.

          (ii) Such Initial Purchaser (A) is not acquiring the Restricted Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Restricted Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and in offshore transactions in reliance upon Regulation S under the Act.

          (iii) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Restricted Notes or Guarantees, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (iv) Such Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Restricted Notes only from, and will offer to sell the Restricted Notes only to, Eligible Purchasers. Such Initial Purchaser further agrees that (A) it will offer to sell the Restricted Notes only to, and will solicit offers to buy the Restricted Notes only from Eligible Purchasers who in purchasing such Restricted Notes will be deemed to have represented and agreed that they are purchasing the Restricted Notes for their own account or accounts with respect to which they exercise sole investment discretion and that they or such accounts are Eligible Purchasers, and (B) such Eligible Purchasers will acknowledge and agree that such Restricted Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred within two years of issuance only (1) to the Company or any subsidiary thereof, (2) inside the United States to a QIB in compliance with Rule 144A under the Act, (3) inside the United States to an accredited investor (as defined in Rule 501(a)(1), (2), (3) or (7) under the Act) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of this security (the form of which letter can be obtained from the trustee for this security), (4) outside the United States in an offshore transaction in compliance with Rule 904 of Regulation S under the Act, (5) pursuant to the exemption from registration provided by Rule 144 under the Act (if available), or (6) pursuant to an effective registration statement under the Act, and (C) acknowledges that it will, and each subsequent holder is required to, notify any purchaser of a Restricted Note of the resale restrictions set forth in (B) above.

          (v) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged and will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Restricted Notes or the Guarantees thereof.

          (vi) The Restricted Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (vii) The sale of Restricted Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (viii) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Restricted Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (1) as part of its distribution at any time and (2) otherwise until 40 days after the later of the commencement of the offering of the Restricted Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Restricted Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Restricted Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

          (ix) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Restricted Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

          "The Restricted Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to an accredited investor (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) in transactions that are exempt from the registration requirements of the Securities
          Act), and in connection with any subsequent sale by you of the Restricted Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

     The Initial Purchasers acknowledge that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

     5. Indemnification.

     (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) the Initial Purchasers, (ii) each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling person against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation, provided that such settlement was effected with the Company's and the Guarantor's written consent in accordance with Section 6(c) hereof), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (including the documents incorporated by reference therein), or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor any Guarantor will be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company and the Guarantors in writing by or on behalf of the Initial Purchasers expressly for use therein. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have, including under this Agreement.

     (b) The Initial Purchasers, severally and not jointly, agree to indemnify and hold harmless (i) the Company and the Guarantors, (ii) each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and (iii) the officers, directors, partners, employees, representatives and agents of the Company and the Guarantors, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation, provided that such settlement was effected with such Initial Purchaser's written consent in accordance with Section 6(c) hereof), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company and the Guarantors in writing by or on behalf of the Initial Purchasers expressly for use therein; provided, however, that in no case shall the Initial Purchasers be liable or responsible for any amount in excess of the discounts and commissions received by the Initial Purchasers, as set forth on the cover page of the Offering Memorandum. This indemnity will be in addition to any liability which the Initial Purchasers may otherwise have, including under this Agreement.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties with respect to such different defenses), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or
(b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

     6. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from an indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, liabilities, claims, damages and expenses suffered by the Company or any Guarantor, any contribution received by the Company and the Guarantors from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company or any of the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantors and the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Restricted Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of Restricted Notes (net of discounts and commissions but before deducting expenses) received by the Company and the Guarantors and (ii) the discounts and commissions received by the Initial Purchasers, respectively, in each case as set forth on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, any Guarantor or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above.

     Notwithstanding the provisions of this Section 7, (i) in no case shall the Initial Purchasers be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Restricted Notes purchased by the Initial Purchasers pursuant to this Agreement exceeds the amount of any damages which the Initial Purchasers has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling person shall have the same rights to contribution as the Initial Purchasers, and (A) each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld. The Initial Purchasers' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Restricted Notes purchased by each of the Initial Purchasers hereunder and not joint.

     7. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Restricted Notes, as provided herein, shall be subject to the satisfaction of the following conditions:

     (a) At the Closing Date, the Initial Purchasers shall have received a certificate of the Company, executed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, and a certificate of each Guarantor, executed by two authorized officers of such Guarantor, dated the date of its delivery, to the effect that as of the date of such certificate the representations and warranties of the Company or the Guarantor, as applicable, set forth in Section 5 hereof are true and correct in all material respects as of such Closing Date, the obligations of the Company or the Guarantor, as applicable, to be performed hereunder on or prior thereto have been duly performed in all material respects, and subsequent to the respective dates of which information is given in the Offering Memorandum, the Company or Guarantor, as applicable, and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a material adverse change, in the business prospects, properties, operations, condition (financial or otherwise), or results of operations of the Company and its subsidiaries taken as a whole, except in which case as described in or contemplated by the Offering Memorandum.

     (b) At the Closing Date, the Initial Purchasers shall have received (i) the written opinion of Martha D. Rehm, Esq., General Counsel to the Company, dated the Closing Date, addressed to the Initial Purchasers, in form and substance reasonably acceptable to the Initial Purchasers' counsel, (ii) the written opinion of Cahill Gordon & Reindel, special counsel for the Company, dated the Closing Date, addressed to the Initial Purchasers, in form and substance reasonably satisfactory to Initial Purchasers' counsel and (iii) the written opinion of Arnold & Porter, special counsel for the Company, dated the Closing Date, addressed to the Initial Purchasers, in form and substance reasonably satisfactory to Initial Purchasers' counsel.

     (c) At the Closing Date, the Initial Purchasers shall have received the written opinion of Balcomb & Green, P.C., special counsel for the Initial Purchasers, dated the Closing Date, addressed to the Initial Purchasers, in form and substance reasonably satisfactory to Initial Purchasers' counsel.

     (d) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from Arthur Andersen LLP, independent public accountants, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Offering Memorandum and/or incorporated therein by reference.

     (e) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Kramer Levin Naftalis

& Frankel LLP, counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

     (f) Kramer Levin Naftalis & Frankel LLP shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

     (g) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

     (h) The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

     (i) The Company, the Guarantors and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

     (j) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

     (k) The Notes shall have been approved for trading on PORTAL.

     (l) All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company and the Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Company and the Guarantors shall furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request.

     8. Initial Purchasers' Information. The Company and the Guarantors acknowledge that the statements with respect to the offering of the Restricted Notes set forth in (i) the third sentence of the penultimate paragraph on the cover page and (ii) the first and last two paragraphs in "Private Placement" in the Offering Memorandum constitute the only information relating to any of the Initial Purchasers furnished to the Company and the Guarantors in writing by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum.

     9. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers, the Company and the Guarantors contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers, any controlling person thereof, or by or on behalf of the Company, the Guarantors or any controlling person thereof, and shall survive delivery of and payment for the Restricted Notes to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

     10. Effective Date of Agreement; Termination.

     (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

     (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company or any of the Guarantors if, on or prior to such date, (i) the Company or any of the Guarantors shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers, any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, prospects, or results of operations of the Company and its subsidiaries, taken as a whole, other than as set forth in the Offering Memorandum, or (iv) (A) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange or the Nasdaq National Market, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (B) a banking moratorium shall have been declared by federal or state authorities; or (C) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Restricted Notes on the terms and in the manner contemplated in the Offering Memorandum; or (D) there shall have occurred such a material adverse change in the financial markets in the United States or any other calamity or crisis or materially adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Restricted Notes as contemplated hereby.

     (c) Any notice of termination pursuant to this Section 11 shall be by telephone or facsimile and, in either case, confirmed in writing by letter.

     (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to clause (iv) of Section 11(b), in which case each party will be responsible for its own expenses), or if the sale of the Restricted Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or comply with any provision hereof, the Company and the Guarantors shall reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

     (e) If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Restricted Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Restricted Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Restricted Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Restricted Notes set forth opposite its name in Schedule II bears to the aggregate principal amount of the Restricted Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as Deutsche Banc Alex. Brown Inc. ("Deutsche Bank") may specify, to purchase the Restricted Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Restricted Notes which any Initial Purchaser has agreed to purchase pursuant to Section 3 hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of the Restricted Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Restricted Notes and the aggregate principal amount of the Restricted Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Restricted Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Restricted Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either Deutsche Bank or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

     11. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Deutsche Banc Alex. Brown Inc., 31 West 52nd Street, New York, New York 10019, Attention: Leveraged Finance Group, telecopy number:
(646) 324-7467, with a copy to Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, Attention: Howard A. Sobel, Esq., telecopy number: (212) 715-8000; and if sent to the Company and the Guarantors, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Vail Resort, Inc., 137 Benchmark Road, Avon, Colorado 81620, Attention:
Chief Financial Officer, telecopy number: (970) 845-2521, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: James J. Clark, Esq., telecopy number: (212) 269-5420.

     12. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Company, the Guarantors and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

     13. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York.

     14. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

     15. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company and the Guarantors please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.


                         Very truly yours,

                         VAIL RESORTS, INC.


                         By: /s/ Martha D. Rehm
                             ------------------------------------
                             Name: Martha D. Rehm
                             Title:     Senior Vice President


















                 [Purchase Agreement Signature Page for Company]

                       BEAVER CREEK ASSOCIATES, INC.
                       BEAVER CREEK CONSULTANTS, INC.
                       BEAVER CREEK FOOD SERVICES, INC.
                       BRECKENRIDGE RESORT PROPERTIES, INC.
                       COMPLETE TELECOMMUNICATIONS, INC.
                       GHTV, INC.
                       GILLETT BROADCASTING, INC.
                       GRAND TETON LODGE COMPANY
                       JACKSON HOLE GOLF AND TENNIS CLUB, INC.
                       JHL&S LLC
                       KEYSTONE CONFERENCE SERVICES, INC.
                       KEYSTONE DEVELOPMENT SALES, INC.
                       KEYSTONE FOOD AND BEVERAGE COMPANY
                       KEYSTONE RESORT PROPERTY MANAGEMENT COMPANY
                       LARKSPUR RESTAURANT & BAR, LLC
                       LODGE PROPERTIES, INC.
                       LODGE REALTY, INC.
                       PROPERTY MANAGEMENT ACQUISITION CORP., INC.
                       TETON HOSPITALITY LLC
                       TETON HOSPITALITY SERVICES, INC.
                       THE VAIL CORPORATION
                       THE VILLAGE AT BRECKENRIDGE ACQUISITION CORP., INC. VAIL ASSOCIATES CONSULTANTS, INC.
                       VAIL ASSOCIATES HOLDINGS, LTD.
                       VAIL ASSOCIATES MANAGEMENT COMPANY
                       VAIL ASSOCIATES REAL ESTATE, INC.
                       VAIL FOOD SERVICES, INC.
                       VAIL HOLDINGS, INC.
                       VAIL RESORTS DEVELOPMENT COMPANY
                       VAIL SUMMIT RESORTS, INC.
                       VAIL TRADEMARKS, INC.
                       VAIL/ARROWHEAD, INC.
                       VAIL/BATTLE MOUNTAIN, INC.
                       VAIL/BEAVER CREEK RESORT PROPERTIES, INC.
                       VAMHC, INC.
                       VAIL RR, INC.
                       VA RANCHO MIRAGE I, INC.
                       VA RANCHO MIRAGE II, INC.

                       Each by its authorized officer:

                       By: /s/ Martha D. Rehm
                           --------------------------------------------------
                             Name: Martha D. Rehm
                             Title: Senior Vice President of each Guarantor listed above



               [Purchase Agreement Signature Page for Guarantors]

Accepted and agreed to as of the date first above written:

DEUTSCHE BANC ALEX. BROWN INC.

By:  /s/ Scott Tolchin
     --------------------------------
     Name:   Scott Tolchin
     Title:  Managing Director

BANC OF AMERICA SECURITIES LLC

By:  /s/ Diane Scott
     --------------------------------
     Name:   Diane Scott
     Title:  Vice President

BEAR, STEARNS & CO. INC.

By:  /s/ John Kilgallon
     --------------------------------
     Name:   John Kilgallon
     Title:  SMD

CIBC WORLD MARKETS CORP.

By:  /s/ Brian Gerson
     --------------------------------
     Name:   Brian Gerson
     Title:  Managing Director

FLEET SECURITIES, INC.

By:  /s/ Brad Stewart
     --------------------------------
     Name:   Brad Stewart
     Title:  Vice President





           [Purchase Agreement Signature Page for Initial Purchasers]

                                   SCHEDULE I

                                   Guarantors

Beaver Creek Associates, Inc.
Beaver Creek Consultants, Inc.
Beaver Creek Food Services, Inc.
Breckenridge Resort Properties, Inc.
Complete Telecommunications, Inc.
GHTV, Inc.
Gillett Broadcasting, Inc.
Grand Teton Lodge Company
Jackson Hole Golf and Tennis Club, Inc.
JHL&S LLC
Keystone Conference Services, Inc.
Keystone Development Sales, Inc.
Keystone Food and Beverage Company
Keystone Resort Property Management Company
Larkspur Restaurant & Bar, LLC
Lodge Properties, Inc.
Lodge Realty, Inc.
Property Management Acquisition Corp., Inc.
Teton Hospitality LLC
Teton Hospitality Services, Inc.
The Vail Corporation
The Village at Breckenridge Acquisition Corp., Inc.
Vail Associates Consultants, Inc.
Vail Associates Holdings, Ltd.
Vail Associates Management Company
Vail Associates Real Estate, Inc.
Vail Food Services, Inc.
Vail Holdings, Inc.
Vail Resorts Development Company
Vail Summit Resorts, Inc.
Vail Trademarks, Inc.
Vail/Arrowhead, Inc.
Vail/Battle Mountain, Inc.
Vail/Beaver Creek Resort Properties, Inc.
VAMHC, Inc.
Vail RR, Inc.
VA Rancho Mirage I, Inc.
VA Rancho Mirage II, Inc.

                                   SCHEDULE II
                               Initial Purchasers


Initial Purchasers                                         Principal Amount

Deutsche Banc Alex. Brown Inc....................................72,000,000

Banc of America Securities LLC...................................40,000,000

Bear, Stearns & Co. Inc..........................................16,000,000

CIBC World Markets Corp..........................................16,000,000

Fleet Securities, Inc............................................16,000,000

         Total ................................................$160,000,000
                                                                ===========

                                  SCHEDULE III

Material Domestic Subsidiaries of the Company(1)

Owned Directly by Vail Resorts, Inc.

         GHTV, Inc.
         Gillett Broadcasting, Inc.
         Vail Holdings, Inc.


Owned Directly by Vail Holdings, Inc.

         The Vail Corporation


Owned Directly by The Vail Corporation

         Beaver Creek Associates, Inc.
         Beaver Creek Consultants, Inc.
         Lodge Properties, Inc.
         SSI Venture, LLC
         Vail Associates Investments, Inc.
         Vail Food Services, Inc.
         Vail Resorts Development Company
         Vail Summit Resorts, Inc.
         Vail Trademarks, Inc.
         Vail/Arrowhead, Inc.
         Vail/Beaver Creek Resort Properties, Inc.
         Complete Telecommunications, Inc.
         Forest Ridge Holdings, Inc.
         Grand Teton Lodge Company
         Larkspur Restaurant & Bar, LLC
         Resort Technology Partners, LLC
         Teton Hospitality Services, Inc.
         VAMHC, Inc.
         VA Rancho Mirage I, Inc.
         VA Rancho Mirage II, Inc.
         Avon Partners II, LLC
         Eagle Park Reservoir Company
         Vail RR, Inc.

----------

1    Those owned 50% or greater

Owned Directly by Beaver Creek Associates, Inc.

         Beaver Creek Food Services, Inc.


Owned Directly by Beaver Creek Food Services, Inc.

         Boulder/Beaver, LLC

Owned Directly by Grand Teton Lodge Company

         Colter Bay Corporation
         Gros Ventre Utility Company
         Jackson Hole Golf and Tennis Club, Inc.
         Jackson Lake Lodge Corporation
         Jenny Lake Lodge, Inc.

Owned Directly by Lodge Properties, Inc.

         Lodge Realty, Inc.


Owned Directly by Resort Technology Partners, LLC

         RT Partners, Inc.


Owned Directly by Teton Hospitality Services, Inc.

         Teton Hospitality LLC


Owned Directly by Teton Hospitality LLC

         JHL&S LLC

Owned Directly by Vail/Arrowhead, Inc. and Vail Summit Resorts, Inc.

         VR Holdings, Inc.

Owned Directly by VR Holdings, Inc.

         Mountain Thunder, Inc.


Owned Directly by Vail Resorts Development Company

         Breckenridge Resort Properties, Inc.

         Vail Associates Consultants, Inc.
         Vail Associates Holdings, Ltd.
         Vail Associates Management Company
         Vail Associates Real Estate, Inc.


Owned Directly by Vail Associates Real Estate, Inc.

         Slifer Smith & Frampton/Vail Associates Real Estate, LLC
         Vail/Battle Mountain, Inc.


Owned Directly by Vail Summit Resorts, Inc.

         Breckenridge Terrace, LLC
         Tenderfoot Seasonal Housing, LLC
         Keystone Conference Services, Inc.
         Keystone Development Sales, Inc.
         Keystone Food and Beverage Company
         Keystone/Intrawest, LLC
         Keystone Resort Property Management Company
         Property Management Acquisition Corp., Inc.
         The Village at Breckenridge Acquisition Corp., Inc.


Owned Directly by Vail RR, Inc.

         Rockresorts International, LLC

Owned Directly by Rockresorts International, LLC

         Rockresorts LLC
         Rockresorts Cheeca, LLC
         Rockresorts Equinox, Inc.
         Rockresorts LaPosada, LLC
         Rockresorts Casa Madrona, LLC
         Rockresorts Rosario, LLC

Owned Directly by VA Rancho Mirage I, Inc. and by
VA Rancho Mirage II, Inc.

         VA Rancho Mirage Resort L.P.

                                   SCHEDULE IV

             Subsidiaries and Other Equity Interests of the Company

               Owned Directly by Vail Resorts, Inc.
--------------------------------------------------------------------------------
Subsidiary                     % Owned      State of           Qualified to do
                                            Incorporation      Business in
--------------------------------------------------------------------------------
GHTV, Inc.                     100%         Delaware           California
--------------------------------------------------------------------------------
Gillett Broadcasting, Inc.     100%         Delaware          --
--------------------------------------------------------------------------------
Vail Holdings, Inc.            100%         Colorado          --
--------------------------------------------------------------------------------

               Owned Directly by Vail Holdings, Inc.
--------------------------------------------------------------------------------
Subsidiary                     % Owned      State of           Qualified to do
                                            Incorporation      Business in
--------------------------------------------------------------------------------
The Vail Corporation           100%         Colorado          --
--------------------------------------------------------------------------------

    Owned Directly by The Vail Corporation
--------------------------------------------------------------------------------
Subsidiary                            % Owned   State of         Qualified to do
                                                Incorporation    Business in
--------------------------------------------------------------------------------
Avon Partners II, LLC                 50%       Colorado        --
--------------------------------------------------------------------------------
Beaver Creek Associates, Inc.         100%      Colorado        --
--------------------------------------------------------------------------------
Beaver Creek Consultants, Inc.        100%      Colorado        --
--------------------------------------------------------------------------------
BC Housing, LLC                       49%       Colorado        --
--------------------------------------------------------------------------------
Complete Telecommunications, Inc.     100%      Colorado        --
--------------------------------------------------------------------------------
Eagle Park Reservoir Company          55%       Colorado        --
--------------------------------------------------------------------------------
Eclipse Television and Sports         25%       Colorado        --
Marketing, LLC
--------------------------------------------------------------------------------
Forest Ridge Holdings, Inc.           100%      Colorado        --
--------------------------------------------------------------------------------
Grand Teton Lodge Company             100%      Wyoming         --
--------------------------------------------------------------------------------
Larkspur Restaurant & Bar, LLC        83%       Colorado        --
--------------------------------------------------------------------------------
Lodge Properties, Inc.                100%      Colorado        --
--------------------------------------------------------------------------------
Lowther Limited                       49%       Republic of     --
                                                Ireland
--------------------------------------------------------------------------------
Resort Technology Partners, LLC       51%       Colorado        --
--------------------------------------------------------------------------------
SSI Venture, LLC                      52%       Colorado        --
--------------------------------------------------------------------------------
The Tarnes at BC, LLC                 31%       Colorado        --
--------------------------------------------------------------------------------

Teton Hospitality Services, Inc.      100%         Wyoming     --
--------------------------------------------------------------------------------
Vail Associates Investments, Inc.     100%         Colorado    --
--------------------------------------------------------------------------------
Vail Food Services, Inc.              100%         Colorado    --
--------------------------------------------------------------------------------
Vail Resorts Development Company      100%         Colorado     Wyoming
--------------------------------------------------------------------------------
Vail Summit Resorts, Inc.             100%         Colorado    --
--------------------------------------------------------------------------------
Vail Trademarks, Inc.                 100%         Colorado    --
--------------------------------------------------------------------------------
Vail/Arrowhead, Inc.                  100%         Colorado    --
--------------------------------------------------------------------------------
Vail/Beaver Creek Resort              100%         Colorado    --
Properties, Inc.
--------------------------------------------------------------------------------
VAMHC, Inc.                           100%         Colorado    --
--------------------------------------------------------------------------------
Vail RR, Inc.                         100%         Colorado    --
--------------------------------------------------------------------------------
VA Rancho Mirage I, Inc.              100%         Colorado    --
--------------------------------------------------------------------------------
VA Rancho Mirage II, Inc.             100%         Colorado    --
--------------------------------------------------------------------------------

    Owned Directly by Beaver Creek Associates, Inc.
--------------------------------------------------------------------------------
Subsidiary                        % Owned      State of         Qualified to do
                                               Incorporation    Business in
--------------------------------------------------------------------------------
Beaver Creek Food Services, Inc.  100%         Colorado        --
--------------------------------------------------------------------------------

               Owned Directly by Beaver Creek Food Services, Inc.
--------------------------------------------------------------------------------
Subsidiary                       % Owned      State of          Qualified to do
                                              Incorporation     Business in
--------------------------------------------------------------------------------
Boulder/Beaver, LLC              97%          Colorado         --
--------------------------------------------------------------------------------

               Owned Directly by Grand Teton Lodge Company
--------------------------------------------------------------------------------
Subsidiary                            % Owned   State of         Qualified to do
                                                Incorporation    Business in
--------------------------------------------------------------------------------
Colter Bay Corporation                100%      Wyoming         --
--------------------------------------------------------------------------------
Gros Ventre Utility Company           100%      Wyoming         --
--------------------------------------------------------------------------------
Jackson Hole Golf and Tennis Club,    100%      Wyoming         --
Inc.
--------------------------------------------------------------------------------
Jackson Lake Lodge Corporation        100%      Wyoming         --
--------------------------------------------------------------------------------
Jenny Lake Lodge, Inc.                100%      Wyoming         --
--------------------------------------------------------------------------------


               Owned Directly by Lodge Properties, Inc.
--------------------------------------------------------------------------------
Subsidiary               % Owned      State of               Qualified to do
                                      Incorporation          Business in
--------------------------------------------------------------------------------
Lodge Realty, Inc.       100%         Colorado              --
--------------------------------------------------------------------------------

               Owned Directly by Resort Technology Partners, LLC
--------------------------------------------------------------------------------
Subsidiary               % Owned      State of               Qualified to do
                                      Incorporation          Business in
------------------------------------------------------------------------------
RT Partners, Inc.        100%         Delaware               Colorado
------------------------------------------------------------------------------

               Owned Directly by  Teton Hospitality Services, Inc.
--------------------------------------------------------------------------------
Subsidiary               % Owned      State of               Qualified to do
                                      Incorporation          Business in
-------------------------------------------------------------------------------
Teton Hospitality LLC    100%         Wyoming               --
-------------------------------------------------------------------------------

               Owned Directly by  Teton Hospitality LLC
--------------------------------------------------------------------------------
Subsidiary               % Owned      State of               Qualified to do
                                      Incorporation          Business in
------------------------------------------------------------------------------
JHL&S LLC                51%          Wyoming               --
-----------------------------------------------------------------------------

      Owned Directly by Vail/Arrowhead, Inc. and Vail Summit Resorts, Inc.
--------------------------------------------------------------------------------
Subsidiary               % Owned      State of               Qualified to do
                                      Incorporation          Business in
-------------------------------------------------------------------------------
VR Holdings, Inc.        100%         Colorado              --
-------------------------------------------------------------------------------

               Owned Directly by  VR Holdings, Inc.
--------------------------------------------------------------------------------
Subsidiary               % Owned      State of               Qualified to do
                                      Incorporation          Business in
--------------------------------------------------------------------------------
Bachelor Gulch Resort LLC             49%          Colorado              --
--------------------------------------------------------------------------------
Mountain Thunder, Inc.                100%         Colorado              --
--------------------------------------------------------------------------------

                Owned Directly by Vail Resorts Development Company
--------------------------------------------------------------------------------
Subsidiary                            % Owned  State of        Qualified to do
                                               Incorporation   Business in
--------------------------------------------------------------------------------
Breckenridge Resort Properties, Inc.  100%     Colorado       --
--------------------------------------------------------------------------------
Vail Associates Consultants, Inc.     100%     Colorado       --
--------------------------------------------------------------------------------
Vail Associates Holdings, Ltd.        100%     Colorado       --
--------------------------------------------------------------------------------
Vail Associates Management Company    100%     Colorado       --
--------------------------------------------------------------------------------
Vail Associates Real Estate, Inc.     100%     Colorado       --
--------------------------------------------------------------------------------

               Owned Directly by Vail Associates Real Estate, Inc.
--------------------------------------------------------------------------------
Subsidiary                            % Owned  State of         Qualified to do
                                               Incorporation    Business in
--------------------------------------------------------------------------------
Slifer, Smith & Frampton/Vail         50%      Colorado        --
Associates Real Estate, LLC
--------------------------------------------------------------------------------
Vail/Battle Mountain, Inc.            100%     Colorado        --
--------------------------------------------------------------------------------

               Owned Directly by Vail Summit Resorts, Inc.
--------------------------------------------------------------------------------
Subsidiary                            % Owned   State of        Qualified to do
                                                Incorporation   Business in
--------------------------------------------------------------------------------
Breckenridge Terrace, LLC             50%       Colorado       --
--------------------------------------------------------------------------------
Clinton Ditch and Reservoir Company   43%       Colorado       --
--------------------------------------------------------------------------------
Keystone Conference Services, Inc.    100%      Colorado       --
--------------------------------------------------------------------------------
Keystone Development Sales, Inc.      100%      Colorado       --
--------------------------------------------------------------------------------
Keystone Food and Beverage Company    100%      Colorado       --
--------------------------------------------------------------------------------
Keystone/Intrawest, LLC               50%       Delaware       --
--------------------------------------------------------------------------------
Keystone Resort Property Management   100%      Colorado       --
Company
--------------------------------------------------------------------------------
Tenderfoot Seasonal Housing, LLC      50%       Colorado       --
--------------------------------------------------------------------------------
Property Management Acquisition       100%      Tennessee       Colorado
Corp., Inc.
--------------------------------------------------------------------------------
The Village at Breckenridge           100%      Tennessee       Colorado
Acquisition Corp., Inc.
--------------------------------------------------------------------------------

               Owned Directly by  Vail RR, Inc.
-------------------------------------------------------------------------------
Subsidiary                         % Owned    State of        Qualified to do
                                              Incorporation   Business in
--------------------------------------------------------------------------------
Rockresorts International, LLC     100%       Delaware        California,
                                   (Class A)                  Colorado, Florida,
                                                              New Mexico,
                                                                 Vermont,
                                                                 Washington
--------------------------------------------------------------------------------

               Owned Directly by  Rockresorts International, LLC
--------------------------------------------------------------------------------
Subsidiary                       % Owned   State of          Qualified to do
                                           Incorporation     Business in
--------------------------------------------------------------------------------
Rockresorts LLC                  100%      Delaware         --
--------------------------------------------------------------------------------
Rockresorts Cheeca, LLC          100%      Delaware          Florida
--------------------------------------------------------------------------------
Rockresorts Equinox, Inc.        100%      Vermont          --
--------------------------------------------------------------------------------
Rockresorts LaPosada, LLC        100%      Delaware          New Mexico
--------------------------------------------------------------------------------
Rockresorts Casa Madrona, LLC    100%      Delaware          California
--------------------------------------------------------------------------------
Rockresorts Rosario, LLC         100%      Delaware          Washington
--------------------------------------------------------------------------------

    Owned Directly by VA Rancho Mirage I, Inc. and VA Rancho Mirage II, Inc.
--------------------------------------------------------------------------------
Subsidiary                       % Owned   State of          Qualified to do
                                           Incorporation     Business in
--------------------------------------------------------------------------------
VA Rancho Mirage Resort, L.P.    100%      Delaware          California
--------------------------------------------------------------------------------